UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

March 19, 2004

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.

Item 12.	Disclosure of Results of Operations and Financial Condition

On March 19, 2004, The PNC Financial Services Group, Inc. (the “Corporation”) began mailing its 2003 Summary Annual Report to shareholders. This mailing also included the Corporation’s 2003 Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 12, 2004 and the Corporation’s proxy statement related to the 2004 annual meeting of the Corporation’s shareholders as filed with the SEC on March 19, 2004. A copy of the Corporation’s 2003 Summary Annual Report is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: March 19, 2004	By:	/s/ Samuel R. Patterson

Samuel R. Patterson Controller

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	The PNC Financial Services Group, Inc. 2003 Summary Annual Report	Furnished Herewith